UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

TEXAS PACIFIC LAND TRUST

(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 22, 2007, Mercury Real Estate Advisors LLC (“Mercury”), an affiliate of Mercury Partners LLC, filed a Schedule 13D/A with the Securities and Exchange Commission with a letter attached (the “Mercury Letter”) to Mr. Roy Thomas, the General Agent of Texas Pacific Land Trust (the “Trust”). A copy of the Mercury Letter is filed as Exhibit 99.1 to this Report. The Trust has not yet received a copy of the Mercury Letter directly.

On May 29, 2007, the Trust issued a press release in which it stated that it had sent a letter (the “Trust Letter”) to Mercury in response to the Mercury Letter. The press release included the text of the Trust Letter. A copy of that press release is filed as Exhibit 99.2 to this Report. The Trust Letter was sent to Mercury on May 29, 2007.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits.

99.1 Letter, dated May 22, 2007, sent by Mercury Real Estate Advisors LLC.

99.2 Press Release, dated May 29, 2007, issued by the Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: May 29, 2007	By:	/s/ Roy Thomas
Roy Thomas
General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter, dated May 22, 2007, sent by Mercury Real Estate Advisors LLC.
99.2	Press Release, dated May 29, 2007, issued by the Trust.

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